JANUARY 28, 2013

SUMMARY PROSPECTUS

BlackRock Large Cap Series Funds, Inc.  |  Investor, Institutional and Class R Shares

➢	BlackRock Large Cap Core Fund

Investor A: MDLRX • Investor B: MBLRX • Investor C: MCLRX • Institutional: MALRX • Class R: MRLRX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.blackrock.com/prospectus. You can also get this information at no cost by calling (800) 441-7762 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated January 28, 2013, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

This Summary Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Summary Prospectus

Key Facts About BlackRock Large Cap Core Fund

Investment Objective

The investment objective of BlackRock Large Cap Core Fund (“Core Fund” or the “Fund”), a series of BlackRock Large Cap Series Funds, Inc. (the “Corporation”), is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Core Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the fund complex advised by BlackRock Advisors, LLC (“BlackRock”). More information about these and other discounts is available from your financial professional and in the “Details About the Share Classes” section on page 29 of the Fund’s prospectus and in the “Purchase of Shares” section on page II-58 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Investor B Shares	Investor C Shares		Institutional Shares		Class R Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.25%	None	None		None		None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None[1]	4.50%[2]	1.00%[3]		None		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[4]	Investor A Shares	Investor B Shares	Investor C Shares		Institutional Shares		Class R Shares
Management Fee[4]	0.47%	0.47%	0.47%		0.47%		0.47%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%		None		0.50%
Other Expenses	0.56%	0.71%	0.58%		0.43%		0.56%
Administration Fees	0.25%	0.25%	0.25%		0.25%		0.25%
Miscellaneous Other Expenses	0.31%	0.46%	0.33%[5,6]		0.18%[5,6]		0.31%
Total Annual Fund Operating Expenses	1.28%	2.18%	2.05%	[6]	0.90%	[6]	1.53%
Fee Waivers and/or Expense Reimbursements[7]	(0.14)%	(0.21)%	—		—		—
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[7]	1.14%	1.97%	2.05%		0.90%		1.53%
[1]

A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

[2]

The CDSC is 4.50% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B Shares. (See the section “Details About the Share Classes — Investor B Shares” in the Fund’s prospectus for the complete schedule of CDSCs.)

[3]	There is no CDSC on Investor C Shares after one year.
[4]

The fees and expenses shown in the table and the example that follows include both the expenses of Core Fund and Core Fund’s share of the allocated expenses of Master Large Cap Core Portfolio (“Master Core Portfolio” or the “Portfolio”). Management Fees are paid by Master Core Portfolio.

[5]	Miscellaneous Other Expenses have been restated to reflect current fees.
[6]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent annual report which does not include the restatement of Miscellaneous Other Expenses to reflect current fees.

[7]

As described in the “Management of the Funds” section of the Fund’s prospectus on pages 44-49, BlackRock has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.14% (for Investor A Shares) and 1.97% (for Investor B Shares) of average daily net assets until February 1, 2014. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Corporation or by a vote of a majority of the outstanding voting securities of Core Fund.

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Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$635	$896	$1,178	$1,977
Investor B Shares	$650	$1,012	$1,350	$2,268
Investor C Shares	$308	$643	$1,103	$2,379
Institutional Shares	$92	$287	$498	$1,108
Class R Shares	$156	$483	$834	$1,824

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor B Shares	$200	$662	$1,150	$2,268
Investor C Shares	$208	$643	$1,103	$2,379

Portfolio Turnover:

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 128% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Core Fund seeks to achieve its objective by investing at least 80% of its assets in equity securities, primarily common stock, of large cap companies located in the United States that BlackRock selects from among those that are, at the time of purchase, included in the Fund’s benchmark, the Russell 1000® Index. Equity securities consist primarily of common stock, preferred stock, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock. Large cap companies are companies that at the time of purchase have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Index. As of June 22, 2012, the most recent rebalance date, the lowest market capitalization in this group was $1.4 billion. The market capitalizations of companies in the index change with market conditions and the composition of the index.

The Fund will use an investment approach that blends growth and value. Growth companies are those whose earnings growth potential appears to the Fund management team to be greater than the market in general and whose revenue growth is expected to continue for an extended period. Stocks of growth companies typically pay relatively low dividends and sell at relatively high valuations. Value companies are those that appear to be undervalued by the market as measured by certain financial formulas.

The Fund is a “feeder” fund that invests all of its assets in Master Core Portfolio, which has the same investment objective and strategies as the Fund. All investments are made at the Portfolio level. This structure is sometimes called a “master/feeder” structure. The Fund’s investment results will correspond directly to the investment results of the Portfolio. For simplicity, the prospectus uses the terms “Core Fund” or “Fund” (as applicable) to include the Portfolio.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in Core Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks of investing in the Fund.

■	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

■

Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic

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recovery. Therefore, these investment styles may over time go in and out of favor. At times when the investment style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Performance Information

The information shows you how Core Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Russell 1000® Index. The returns for Class R Shares prior to January 3, 2003, the commencement of operations of Class R Shares, are based upon the performance of the Fund’s Institutional Shares. The returns for Class R Shares, however, are adjusted to reflect the distribution and service (12b-1) fees applicable to Class R Shares. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s results can be obtained by visiting http://www.blackrock.com/funds or can be obtained by phone at (800) 882-0052.

Investor A Shares

ANNUAL TOTAL RETURNS1

Core Fund

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 14.87% (quarter ended June 30, 2003) and the lowest return for a quarter was –21.23% (quarter ended September 30, 2011).

As of 12/31/12 Average Annual Total Returns	1 Year	5 Years[1]	10 Years[1]
BlackRock Large Cap Core Fund — Investor A
Return Before Taxes	8.23%	(1.98)%	6.27%
Return After Taxes on Distributions	7.59%	(2.23)%	5.74%
Return After Taxes on Distributions and Sale of Shares	5.35%	(1.82)%	5.37%
BlackRock Large Cap Core Fund — Investor B
Return Before Taxes	8.84%	(2.11)%	6.17%
BlackRock Large Cap Core Fund — Investor C
Return Before Taxes	12.22%	(1.81)%	5.94%
BlackRock Large Cap Core Fund — Institutional
Return Before Taxes	14.74%	(0.70)%	7.10%
BlackRock Large Cap Core Fund — Class R
Return Before Taxes	13.82%	(1.35)%	6.53%
Russell 1000® Index (Reflects no deduction for fees, expenses or taxes)	16.42%	1.92%	7.52%
[1]	A portion of the Fund’s total return was attributable to proceeds received in the fiscal period ended September 30, 2009 in a settlement of litigation.

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B, Investor C, Institutional and Class R Shares will vary.

Investment Manager

Core Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”). The Fund’s sub-adviser is BlackRock Investment Management, LLC (the “Sub-Adviser”). Where applicable, “BlackRock” refers also to the Sub-Adviser.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Chris Leavy, CFA	2012	Managing Director of BlackRock, Inc. and Chief Investment Officer of Fundamental Equity (Americas).
Peter Stournaras, CFA	2010	Managing Director of BlackRock, Inc.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day the New York Stock Exchange is open. To purchase or sell shares you should contact your financial intermediary or financial professional, or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 441-7762, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Investor A and Investor C Shares	Investor B Shares	Institutional Shares	Class R Shares
Minimum Initial Investment	$1,000 for all accounts except: • $250 for certain fee-based programs. • $100 for retirement plans. • $50, if establishing an Automatic Investment Plan.	Available only through exchanges and dividend reinvestments by current holders and for purchase by certain qualified employee benefit plans.	$2 million for institutions and individuals. Institutional Shares are available to clients of registered investment advisors who have $250,000 invested in the Fund.	$100 for all accounts.
Minimum Additional Investment	$50 for all accounts except certain retirement plans and payroll deduction programs may have a lower minimum.	N/A	No subsequent minimum.	No subsequent minimum.

Tax Information

The Fund’s dividends and distributions may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to Federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

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INVESTMENT COMPANY ACT FILE # 811-09637 BlackRock Large Cap Core Fund — Investor SPRO-LCC-0113